Exhibit 99.1

Amprius Technologies Reports Fourth Quarter and Fiscal Year 2025 Financial Results and Recent Business Highlights
•Q4 revenue up 137% to $25.2 million; full-year 2025 revenue up over 3X to $73.0 million
•Net loss of $44.0 million reflects one time impairment charges of $22.5 million as Q4 gross margin improved to 24% driving first positive quarterly non-GAAP adjusted EBITDA of $1.8 million
•Expecting 2026 revenue growth of at least 70% to $125 million or more, with net loss below $8 million, and positive non-GAAP Adjusted EBITDA of at least $4 million
FREMONT, Calif. — March 4, 2026 – Amprius Technologies, Inc. ("Amprius" or the "Company") (NYSE: AMPX), a leader in next-generation lithium-ion batteries with its Silicon Anode Platform, today announced financial results for the fourth quarter and full year ended December 31, 2025, and discussed recent business developments.
Revenue for the fourth quarter of 2025 was $25.2 million, compared to $10.6 million in the fourth quarter of 2024. Net loss was $24.4 million, compared to a net loss of $11.4 million in the fourth quarter of 2024. Net loss per share was $0.18, compared to a net loss per share of $0.10 in the fourth quarter of 2024. Results reflect a fourth quarter 2025 charge of $22.5 million reflecting the impairment of assets linked to a facility in Colorado, discussed below, along with other one-time fixed asset write-downs. Adjusting for these one-time charges, the Company’s net loss for the fourth quarter would have been $1.9 million, or $0.01 per share.
Revenue for the full year 2025 was $73.0 million, compared to $24.2 million in 2024, an increase of 202%. Net loss for the year was $44.0 million, compared to a net loss of $44.7 million in 2024. Net loss per share for the year was $0.35, compared to a loss of $0.45 per share in 2024. Adjusting for the one-time charges in Q4 of $22.5 million, the Company’s full-year 2025 net loss would have been $21.5 million, or $0.17 cents per share.
Q4 2025 Financial Highlights
•Record revenue of $25.2 million, up 18% sequentially and 137% year-over-year (YoY)
•Delivered gross margin of 24%, with gross profit improving 80% sequentially and 365% YoY
•Net loss of $24.4 million, a $20.5 million increase sequentially and $13.0 million increase YoY. Excluding the $22.5 million charge, described above, adjusted net loss was $1.9 million.
•Non-GAAP Adjusted EBITDA of $1.8 million, up $1.6 million sequentially and $6.5 million YoY
Full Year 2025 Financial Highlights
•Total revenue of $73.0 million, up 202% from 2024
•Gross margins of 11%, an 87-percentage point improvement over 2024
•Net loss of $44.0 million, a $0.6 million improvement YoY. Excluding a $22.5 million loss on impairment of long-lived assets and retirement of property, plant and equipment, adjusted net loss was $21.5 million
•Non-GAAP Adjusted EBITDA of $(5.3) million, an $18.1 million YoY improvement
•Ended the year with cash and cash equivalents of $91.9 million
“For Amprius, 2025 marked a year of meaningful commercial progress, as we expanded our customer base to over 550, increased revenue by over 3x, and advanced the adoption of our silicon anode batteries across multiple end markets,” said Amprius CEO Tom Stepien. “Growing demand from existing customers, new program wins, and improved execution across our manufacturing partners drove strong momentum throughout the year. Looking ahead to 2026, we plan to leverage our enhanced supply chain to scale production and meet accelerating market demand, supporting continued accretive growth.”
Reconciliations of GAAP net loss to non-GAAP Adjusted EBITDA and adjusted non-GAAP net loss excluding one-time charges are provided in the financial schedules that are part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading "Non-GAAP Financial Measures."

Quarterly Financial Comparison
$ in millions

Metric	Q4 2025	Q4 2024	Delta	Improvement
Revenue	25.2	10.6	14.6	137%
Gross Profit (Loss)	6.0	(2.3)	8.2	365%
% Margin	24%	(21%)
GAAP Net (Loss)	(24.4)	(11.4)	(13.0)	(114%)
% Margin	(97%)	(107%)
Adj. Net (Loss)	(1.9)	(9.6)	7.7	80%
% Margin	(7%)	(90%)
Adjusted EBITDA	1.8	(4.8)	6.5	137%
% Margin	7%	(45%)

Full Year Financial Comparison
$ in millions

Metric	2025	2024	Delta	Improvement
Revenue	73.0	24.2	48.8	202%
Gross Profit (Loss)	8.3	(18.3)	26.6	145%
% Margin	11%	(76%)
GAAP Net (Loss)	(44.0)	(44.7)	0.6	1%
% Margin	(60%)	(185%)
Adj. Net (Loss)	(21.5)	(42.8)	21.3	50%
% Margin	(29%)	(177%)
Adjusted EBITDA	(5.3)	(23.4)	18.1	77%
% Margin	(7%)	(97%)

Business Highlights
•Added $2.8 million to Amprius' existing agreement with the Defense Innovation Unit (DIU), an arm of the U.S. Department of War, bringing the total DIU-Amprius agreement for NDAA-compliant advanced drone batteries to $14.8 million. The DIU views secure supply chains for battery technology suitable for defense applications as strategically important.
•Secured the first U.S.-based manufacturing partner to scale domestic SiCore battery production, positioning Amprius to support the rising demand for cells compliant with the recently updated National Defense Authorization Act (NDAA).
•Sourced NDAA-compliant suppliers for the internal cell that are required for full NDAA compliance and finalized the selection of all 11 components for current cell designs.
•Added three additional contract manufacturers to the Amprius Korea Battery Alliance, broadening Amprius’ global manufacturing network and providing direct access to Korea’s advanced battery production ecosystem.
•Selected by Nokia Drone Networks to power its next-generation drone systems following extensive qualification and testing that demonstrated the endurance, power delivery, and safety performance needed for Nokia’s application.
•In January 2026, terminated the Company’s 15-year lease for a facility in Brighton, Colorado for $20.0 million as the Company moves forward with a capital-light manufacturing model; thereby eliminating an over $110 million lease and related expense obligation.
•Appointed Tom Stepien as Chief Executive Officer to lead the Company’s next growth phase following Dr. Kang Sun’s retirement.

2026 Financial Outlook
Amprius issues its 2026 full year outlook as follows:
•Total revenue is expected to be at least $125.0 million
•Net loss is expected to be less than $8.0 million
•Net loss per share is expected to be under $0.06
•Adjusted EBITDA is expected to be at least $4.0 million
•Capital expenditure is expected to be under $10.0 million

The Company's 2026 outlook assumes depreciation and amortization of $4.7 million, stock-based compensation expense of $8.3 million, interest income of $1.0 million, and weighted average shares outstanding of 132.0 million for the full year.
Amprius CFO Ricardo C. Rodriguez added: “Last year presented early evidence of the potential of our business model, with the revenue base steadily increasing and margins improving. In 2026, our team is energized to continue delivering what we believe is a meaningful step function in growth and profitability with a clean balance sheet and a scale-enabling cost structure.”
Amprius may recognize additional charges, realize gains or losses, incur financing costs or interest expense, or experience other events in 2026, including those related to the planned capacity expansion, supply chain disruptions, or further cost inflation, that could cause actual results to vary materially from this outlook. See Special Note Regarding Forward-Looking and Cautionary Statements below.
Conference Call and Webcast Notification
A conference call with Amprius management to discuss fourth quarter and 2025 results and recent business developments will be held on Thursday, March 5, 2026, at 8:30 a.m. EST. During the call, management will respond to questions concerning, but not limited to, Amprius’ financial performance, business conditions, and financial outlook. Management's discussion and responses could contain information that has not been previously disclosed.
Shareholders and other interested parties may call 866-424-3442 (domestic) or +1 201-689-8548 (international) and reference conference ID "13758666" to participate in the conference call. In addition, the conference call and an accompanying slide presentation will be available live as a listen-only webcast here and hosted at the Investors section of Amprius’ website, ir.amprius.com.
Amprius uses the Investor section on the website to disclose material information for the purposes of the Securities and Exchange Commission's (SEC) Regulation Fair Disclosure. Shareholders and other interested are encouraged to monitor this website in addition to Amprius' other public announcements and SEC filings as information posted on that page could be deemed to be material information.
Following the live event, an archived version of the webcast will be available on Amprius’ website for convenient on-demand replay. A copy of this press release is posted in the Investors section on Amprius’ website.
About Amprius Technologies, Inc.
Amprius Technologies, Inc. is a leader in advanced lithium-ion battery technology, delivering high-energy and high-power silicon anode batteries with up to twice the energy density, range, and flight time of conventional graphite-based cells. Headquartered in Fremont, California, Amprius operates an R&D lab and pilot manufacturing facility for silicon anodes and cells. To support scalable production, the Company employs a contract manufacturing strategy, enabling rapid capacity expansion with minimal capital investment. Committed to driving innovation in energy storage, Amprius powers next-generation applications in aerospace, defense, and mobility. For additional information, please visit amprius.com and the Company’s LinkedIn.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended, including Amprius’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “will” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the ability of Amprius to serve more customers, bring in additional revenue and expand applications, the strategic benefits of Amprius’ Fremont, California pilot line to its business, the ability of Amprius to further expand this pilot line and the benefits of such expansion to Amprius, the benefits of the existing governmental award and recent governmental policies to Amprius’ business, the capacity of Amprius’ contract manufacturing partners with respect to Amprius’ batteries, Amprius’ ability to meet customers demand with contract manufacturing capacities, the development and size of the addressable markets for Amprius’ batteries and the benefits of the expansion of such addressable markets, the potential application and performance of Amprius’ batteries, the ability of Amprius to secure additional contract manufacturers that can offer greater geographic diversification and operating flexibility, Amprius’ liquidity position, capital strategy, strategic business plans, and Amprius’ financial and business performance. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Amprius’ management and are not predictions of actual performance. These forward-looking statements are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Amprius’ control. These forward-looking statements are subject to a number of risks and uncertainties, including market demands for SiCore batteries; the ability of Amprius to deliver high performance products to customers at acceptable prices and meet their demands via the contract manufacturing arrangements; third-party producers of Amprius batteries continuing to produce such batteries in the expected quantities and caliber and at the expected prices; Amprius’ customers continuing to purchase batteries from Amprius; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; Amprius’ liquidity position and its ability to raise additional capital; the possibility that Amprius may be adversely affected by economic, business or competitive factors, including supply chain interruptions, further cost inflation and developments in alternative technologies, and may not be able to manage other risks and uncertainties; the effect of macroeconomic factors, such as increased tariffs and related retaliatory actions, trade barriers, economic downturns and other business interruptions affecting the global economy and capital markets, on Amprius’ business; changes in governmental policies impacting Amprius’ customers and addressable markets; and changes in other domestic and foreign business, market, financial, political and legal conditions. More information on these risks and uncertainties that may impact the operations and projections discussed herein can be found in the documents Amprius filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. If any of these risks materialize or Amprius’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Amprius does not presently know or that Amprius currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements should not be relied upon as representing Amprius’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as required by law, Amprius specifically disclaims any obligation to update any forward-looking statements.

Non-GAAP Financial Measures
To supplement our financial results presented on a basis in conformity with generally accepted accounting principles in the United States (“GAAP”), we use non-GAAP measures: Adjusted EBITDA, which excludes from our GAAP net loss, interest, taxes, depreciation and amortization, as well as other significant expenses including stock-based compensation; and Adjusted net loss, which excludes from our GAAP net loss, significant one-time items that we believe are helpful in understanding our past financial performance. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.
Management believes that these non-GAAP financial measures reflect our ongoing business in a manner that allows for meaningful comparisons and analysis of trends in its business, as it excludes expenses and gains not reflective of ongoing operating results or that may be infrequent and/or unusual in nature. We exclude the operating costs for our facility in Colorado, as these costs were recurring in the past but with our decision to terminate the lease, they are no longer indicative of our ongoing operational results. We also adjust for the effect of stock-based compensation expenses noting that such expenses will recur in future periods. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance internally excluding stock-based compensation expenses.
Management also believes that these non-GAAP financial measures provide useful information to investors in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. These non-GAAP measures may not be comparable to similarly titled measures presented by other companies. In this press release, we provided a reconciliation of non-GAAP Adjusted EBITDA and Adjusted net loss to GAAP net loss, the most directly comparable GAAP financial measure.
Investors
Tom Colton, Greg Bradbury
Gateway Group, Inc.
949-574-3860
IR@amprius.com

Media
Zach Kadletz, Brenlyn Motlagh
Gateway Group, Inc.
949-574-3860
Amprius@Gateway-grp.com

We define Non-GAAP adjusted EBITDA as net loss before interest, taxes, depreciation, amortization, stock-based compensation expense and other items, which occur from time to time and which we do not believe are indicative of our core operating results.

We define Non-GAAP adjusted net loss as net loss excluding non-recurring charges for the impairment of a right-of-use asset for the lease of the Brighton, Colorado facility and related construction-in-progress for drawings and plans at that facility as well as the retirement of certain manufacturing equipment.